Scudder Variable Series I
         Bond Portfolio

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The following disclosure supplements the disclosure in the Portfolio's Statement of Additional Information under the caption "Management of the Fund."

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the investment advisor of the Portfolio, was the subadvisor for the Portfolio. DeAMIS rendered investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments. The Advisor managed all other assets of the Portfolio. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia (the "Aberdeen Transaction"). As of December 1, 2005, DeAMIS became a direct wholly-owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"), and the individuals at the Advisor's Philadelphia-based Fixed Income team who managed all or a portion of the assets of the Portfolio became employees of Aberdeen Asset Management Inc. ("AAMI"). AAMI and AAMISL are each a direct wholly-owned subsidiary of Aberdeen PLC and each a registered investment advisor under the Investment Advisers Act of 1940, as amended.

As of December 2, 2005 and pursuant to a written contract with the Advisor, AAMI became the subadvisor to the Portfolio (the "Aberdeen Sub-Advisory Agreement"). As the subadvisor and pursuant to the Aberdeen Sub-Advisory Agreement, AAMI may delegate certain of its duties and responsibilities with respect to the services it is contracted to provide to the Portfolio. Pursuant to such authority, AAMI has entered into an investment sub-sub-advisory agreement with AAMISL to provide investment services to the Portfolio ("Sub-Sub-Advisory Agreement").

Aberdeen PLC and its subsidiaries, including AAMI and AAMISL, are known as "Aberdeen".

Amended and Restated Investment Management Agreement

Prior to December 2, 2005, the Advisor served as investment advisor to the Portfolio pursuant to an Investment Management Agreement between the Advisor and the Portfolio (the "Previous Investment Management Agreement"). On December 2, 2005, the Advisor began serving as investment advisor to the Portfolio pursuant to an Amended and Restated Investment Management Agreement, which contains provisions substantially identical to the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a specific provision authorizing the Advisor to delegate some or all of its duties under the Amended and Restated Investment Management Agreement to non-affiliated sub-advisors, such as AAMI and AAMISL.

The Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement

Under the terms of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, AAMI and AAMISL, respectively, each agree, subject to the supervision and control of the Advisor and the Board (and, in the case of the Sub-Sub-Advisory Agreement, also subject to the supervision and control of
AAMI), to manage the securities and assets of the Portfolio entrusted to it by the Advisor (and, in the case of the Sub-Sub-Advisory Agreement, entrusted to AAMISL by AAMI), in accordance with the Portfolio's investment objectives, policies and restrictions.

AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. AAMISL is paid for its services by AAMI, and not the Portfolio, from its fee as investment sub-advisor to the Portfolio. As compensation for their services under the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.29% of the average daily net assets of the Portfolio, computed daily and paid monthly. To date, AAMI has not received any fees for any services provided to the Portfolio. AAMI will pay AAMISL a fee for its services at the annual rate of 0.04% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement will each have an initial term of two years (unless sooner terminated) and will each remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a "majority of the outstanding voting securities" of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMISL and AAMI are each obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMISL and AAMI are not deemed to be exclusive and nothing in the Aberdeen Sub-Advisory Agreement or Sub-Sub-Advisory Agreement prevents AAMISL and AAMI or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, AAMISL and AAMI will each be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Sub-Advisory Agreement or the Sub-Sub-Advisory Agreement.

Background and Board Considerations

The Board of Trustees held a meeting on August 9, 2005 to consider information about Aberdeen PLC, Aberdeen, AAMI, AAMISL and the Aberdeen Transaction. To assist the Board in its consideration of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, as discussed below, the Board received and considered extensive information about Aberdeen PLC, AAMISL and AAMI and the resources that they intended to commit to the Portfolio. The Board conducted a thorough review of the potential implications of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement on the Portfolio's shareholders and was assisted in this review by their independent legal counsel. On September 9, 2005, the Board, including its Independent Trustees, approved the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, and directed that these agreements be submitted to the Portfolio's shareholders for approval.

In  approving  the  terms  of  the  Aberdeen  Sub-Advisory   Agreement  and  the
Sub-Sub-Advisory Agreement, the Board considered the following factors, among others:

o DeIM and Aberdeen PLC have advised the Board that the same London-based and Philadelphia-based Fixed Income teams that managed the Portfolio prior to the Aberdeen Transaction would become employees of Aberdeen and would continue to manage the Portfolio as employees of an Aberdeen PLC subsidiary. In this regard, the Board also considered Aberdeen PLC's assurances regarding the arrangements and incentives that had been established to ensure continued employment with Aberdeen PLC or its subsidiaries of key members of this investment team. The Board concluded that continued access to the services provided by this team was in the best interests of the Portfolio and its shareholders.

o The advisory fees paid by the Portfolio would not change as a result of implementing the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, and the overall scope of services provided to the Portfolio and the standard of care applicable to those services would not be adversely affected. In this regard, the Board also considered DeIM's and Aberdeen PLC's representations that they do not expect any diminution in the nature or quality of services provided to the Portfolio after the Aberdeen Transaction.

o The terms of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement are substantially similar to other sub-advisory agreements considered by the Board and determined to be in the best interests of shareholders. The Board considered the fees payable to AAMI by DeIM under the Aberdeen Sub-Advisory Agreement and the fees payable to AAMISL by AAMI under the Sub-Sub-Advisory Agreement, including relative to the fees paid to sub-advisors of other similar portfolios, and concluded that such fees are fair and reasonable. The Board also considered the portion of the fees retained by DeIM under the Amended and Restated Investment Management Agreement in light of the services DeIM will continue to provide and its estimated costs of providing such services and concluded that such fees are fair and reasonable.

o The benefits to DeIM, Aberdeen PLC and their respective affiliates from the Aberdeen Transaction, including DeIM's conflicts of interest in recommending to the Board that they approve the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.

o The resources and operations of Aberdeen PLC, including the experience and professional qualifications of Aberdeen personnel that would be providing compliance and other services to the Portfolio. The Board noted that, pursuant to the Amended and Restated Investment Management Agreement, DeIM will oversee the management of the Portfolio's portfolio by AAMI and AAMISL, and will continue to provide the same administrative services that it currently provides.

o DeIM's commitment to pay all costs associated with obtaining shareholder approval of the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.

The Board evaluated the Amended and Restated Investment Management Agreement in conjunction with its broader annual review of all contractual arrangements between the Portfolio and DeIM and its affiliates. With regard to the Amended and Restated Investment Management Agreement, the Board considered in particular that its terms are substantially identical to the terms of the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a provision specifically authorizing DeIM to delegate some or all of its advisory duties to an unaffiliated sub-advisor (such as AAMI). At the conclusion of this review, the Board unanimously voted to continue the current contractual arrangements between the Portfolio and DeIM and its affiliates, pending shareholder approval of the Amended and Restated Investment Management Agreement, Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement. The factors considered by the Board in connection with its general contract review, which are also pertinent to its approval of the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, are set forth below. In determining to approve the continuation of the Previous Investment Management Agreement, the Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

o The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar portfolios and (ii) fee rates paid to DeIM by similar portfolios and institutional accounts advised by DeIM. With respect to fees paid by similar institutional accounts advised by DeIM, the Board considered differences in the scope of services typically provided to mutual portfolios relative to institutional accounts. The Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio and fees paid by similar portfolios.

o The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the investment management fee schedule for the Portfolio does not include breakpoints. DeIM has indicated that it intends to propose breakpoint schedules for the Portfolio in the near future. The Board concluded that the Portfolio's fee schedule will shortly represent an appropriate sharing between Portfolio shareholders and DeIM of such economies of scale as may exist in the management of the Portfolio at current asset levels.

o The total operating expenses of the Portfolio, including expenses relative to the Portfolio's respective peer group as determined by Lipper. In this regard, the Board considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board's next annual review of the Portfolio's contractual arrangements, and also serve to ensure that the Portfolio's total operating expenses would not be uncompetitive relative to the applicable Lipper universe.

o The investment performance of the Portfolio and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board observed that for the one-year and three-year period ended June 30, 2005, the Portfolio was in the top half of the applicable Lipper universe. The Board also noted that for the one-year period ended June 30, 2005, over 80% of the various Scudder Portfolios overseen by the Board were in the top half of the applicable Lipper universe, and that for the three-year period ended June 30, 2005, over 70% of such
         Portfolios were in the top half of the applicable Lipper universe. Although the Board found the performance of the Portfolio to be satisfactory, the Board also noted the disappointing investment performance of certain Portfolios in recent years and continued to discuss with senior management of DeIM the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

o The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board noted that DeIM is part of a global asset management business that offers a wide range of investing expertise and resources including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world. The Board also considered the terms of the Previous Investment Management Agreement, including the scope of services provided under this Agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Portfolio and its shareholders.

o The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Portfolio. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, portfolio accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Portfolio.

o The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

o DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, portfolio valuation or other subjects arising from or relating to pending inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular the experience and seniority of DeIM's chief compliance officer, the large number of compliance personnel who report to him and the substantial commitment of resources by Deutsche Asset Management to compliance matters.

o Deutsche Bank AG's commitment to restructuring and growing its US mutual portfolio business. The Board of Trustees considered recent and ongoing efforts by Deutsche Bank AG to restructure its U.S. mutual portfolio business to improve efficiency and competitiveness. The Board of Trustees considered assurances received from Deutsche Bank AG that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board of Trustees also considered Deutsche Bank AG's strategic plans for investing in the growth of its US mutual portfolio business and the potential benefits to Portfolio shareholders.

The Board evaluated the Previous Investment Management Agreement in light of the proposed changes to such arrangements being submitted to shareholders and the fact that such Agreement would be continued only until the changes could be implemented. Based on all of the foregoing, the Board determined to continue the Portfolio's Previous Investment Management Agreement, and concluded that the continuation of such Agreement was in the best interests of the Portfolio's shareholders.

Based on all of the foregoing, the Board concluded that the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement were in the best interests of Portfolio shareholders.

Remuneration of Personnel

Aberdeen's remuneration policy ("Policy") is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio's portfolio managers are as follows:

         Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

         Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen's Remuneration Committee.

         Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of Aberdeen. In calculating a portfolio manager's bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

         Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

         Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

Conflicts of Interest

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI and AAMISL have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Portfolio and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Portfolio's portfolio management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Portfolio and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

               Please Retain this Supplement for Future Reference





December 12, 2005